UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.        )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HOWMET AEROSPACE INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

*Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V92688-P47779 HOWMET AEROSPACE INC. C/O CORPORATE SECRETARY’S OFFICE 201 ISABELLA STREET SUITE 200 PITTSBURGH, PA 15212 2026 Annual Shareholders Meeting Date: May 19, 2026 Time: 9:00 A.M. Eastern Time (ET) Location: www.virtualshareholdermeeting.com/HWM2026 Vote by May 18, 2026 11:59 P.M. ET Your Vote Counts! HOWMET AEROSPACE INC. You invested in HOWMET AEROSPACE INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 19, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online at www.ProxyVote.com, scan the QR barcode below, OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Electronically During Meeting* May 19, 2026 9:00 A.M. Eastern Time Virtually at: www.virtualshareholdermeeting.com/HWM2026

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V92689-P47779 THIS IS NOT A VOTABLE BALLOT You cannot use this Notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online at www.ProxyVote.com or easily request a paper or email copy (see above). We encourage you to access and review all of the important information contained in the proxy materials before voting. 1. Election of Directors Nominees: 1a. James F. Albaugh For 1b. Amy E. Alving For 1c. Sharon R. Barner For 1d. Joseph S. Cantie For 1e. Robert F. Leduc For 1f. Jody G. Miller For 1g. John C. Plant For 1h. Ulrich R. Schmidt For 1i. Gunner S. Smith For 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026. For 3. Advisory vote to approve executive compensation. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.